Statements of comprehensive income (loss) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021
Income
Net realized gains (losses) on redemptions and sales of platinum and palladium bullion	$ 2,280
Change in unrealized gains (losses) on platinum and palladium bullion (note 6)	(6,293)	(30,125)
Other income	5
	(4,008)	(30,125)
Expenses
Management fees (note 8)	751	726
Bullion storage fees	281	286
Listing and regulatory filing fees	97	115
Legal fees	47	112
Audit fees	46	85
Sales tax	45	86
Unitholder reporting costs	38	66
Administrative fees	25	30
Independent Review Committee fees	10	6
Trustee fees	3	4
Net foreign exchange losses (gains)	2
Custodial fees	1	1
	1,346	1,517
Net income (loss) and comprehensive income (loss)	$ (5,354)	$ (31,642)
Weighted average number of Units	9,901,240	8,299,012
Increase (decrease) in total equity from operations per Unit	$ (0.54)	$ (3.81)